Fixed Assets, Net (Tables)	12 Months Ended
Dec. 31, 2018
FIXED ASSETS, NET [Abstract]
Fixed Assets, Net

	As of December 31, (in thousands)
	2017	2018
Office building	$194,067	$184,764
Computer equipment (including servers)	37,617	32,687
Leasehold and building improvements	27,685	26,183
Office furniture	3,537	3,279
Vehicles	2,022	1,845

Total	264,928	248,758
Less: accumulated depreciation	(74,981)	(78,012)

Net book value	$189,947	$170,746